UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2022 (December 17, 2021)

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Crescent Court, Suite 1400
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(469) 638-9636

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	FFWM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original 8-K”) filed by First Foundation Inc. (the “Company”) on December 20, 2021, reporting under Item 2.01 the completion of the previously announced merger of TGR Financial, Inc. (“TGR Financial”) with and into the Company, with the Company continuing as the surviving corporation. In the Original 8-K, the Company indicated that it would file the financial information required by Item 9.01 of Form 8-K under cover of Form 8-K/A no later than 71 days following the date that the Original 8-K was required to be filed. This amendment is being filed to provide such financial information. No other changes have been made to the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The audited consolidated statements of financial condition as of December 31, 2020 and 2019, and the audited consolidated statements of income, comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2020 and 2019, and the accompanying notes thereto, of TGR Financial, and the related Independent Auditor’s Report, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited consolidated statement of financial condition as of September 30, 2021, and the unaudited consolidated statements of income, comprehensive income, stockholders’ equity and cash flows for the nine months ended September 30, 2021 and 2020, and the accompanying notes thereto, of TGR Financial, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and TGR Financial as of September 30, 2021 and for the nine months ended September 30, 2021 and the year ended December 31, 2020 are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of RSM US LLP
99.1	Audited consolidated financial statements of TGR Financial, Inc. as of and for the years ended December 31, 2020 and 2019, and the related Independent Auditor’s Report
99.2	Unaudited consolidated financial statements of TGR Financial, Inc. as of and for the nine months ended September 30, 2021 and 2020
99.3	Unaudited pro forma condensed combined financial information as of September 30, 2021 and for the nine months ended September 30, 2021 and the year ended December 31, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: January 13, 2022	By:	/s/ KEVIN L. THOMPSON
Kevin L. Thompson
Executive Vice President and Chief Financial Officer